EXECUTION VERSION
AMENDMENT NO. 2 TO THE SIXTH AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT
Dated as of June 28, 2017
AMENDMENT NO. 2 TO THE SIXTH AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Bank Parties listed on the signature pages hereto, CITIBANK, N.A., as administrative agent (the “Agent”) and CITIBANK, N.A., as collateral agent, for the Bank Parties (the “Collateral Agent”).
PRELIMINARY STATEMENTS
(1)    WHEREAS, the Borrower is party to a Sixth Amended and Restated Credit and Reimbursement Agreement dated as of July 26, 2013 (as amended by Amendment No. 1 thereto dated as of May 6, 2016, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among Citibank, N.A., as Administrative Agent and the other Bank Parties, agents and arrangers party thereto;
(2)    WHEREAS, Citigroup Global Markets Inc., has been appointed as lead arranger for the Amendment;
(3)    WHEREAS, the Borrower has requested pursuant to Section 2.18 of the Credit Agreement, and each Green Facility Revolving Credit Loan Bank has agreed to have a Green Revolving Credit Loan Commitment as set forth on Appendix I to the Credit Agreement (as amended by this Amendment) and to make Green Facility Revolving Loans and participate in Green Facility Letters of Credit subject to the terms and conditions of the Credit Agreement as amended by this Amendment; and
(4)    WHEREAS, the Borrower has requested certain additional amendments and modifications to the Credit Agreement as set forth in Exhibit A hereto and the Banks that have consented to this Amendment, constituting the Required Bank Parties under the Credit Agreement, have agreed to such amendments and modifications.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendment. The Credit Agreement is hereby amended to delete all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and add all double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed Credit Agreement attached hereto as Exhibit A.

AES – Amendment No. 2

SECTION 2.    Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Amendment Effective Date”) on which:
(a)    the Agent shall have received counterparts of this Amendment executed by the Borrower, each Green Facility Revolving Credit Loan Bank, each Green Revolving Fronting Bank, and the Required Banks, or the Supermajority Banks in the case of the Amendment to the definition of “Banks’ Ratable Share”, (in each case determined immediately prior to the effectiveness of this Amendment) or, as to any of such Bank, advice satisfactory to the Agent that such Bank Party has executed this Amendment;
(b)    the Agent shall have received payment of all accrued fees and expenses of the Arranger Parties (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof);
(c)    each Green Facility Revolving Credit Loan Bank that executes a counterpart to this Amendment, shall have received a commitment fee (based on the percentage set forth below for the final allocated commitment of such Bank in respect of the Green Revolving Credit Facility (as set forth on Annex A to the Amendment)) of the amount of such Bank’s Green Revolving Credit Loan Commitment as follows:

Bank’s Revolving Credit Loan Commitment	Commitment Fee
greater than $25,000,000	0.150%
$25,000,000 or less	0.100%

(d)    the Agent shall have received a favorable opinion or opinions of counsel to the Borrower addressed to the Agent and the Banks regarding the due authorization, execution and delivery and enforceability of this Amendment and other matters reasonably requested by the Agent (including in relation to the creation and continued perfection of the Collateral);
(e)    the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Amendment Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing;
(f)    the Agent shall have received certified copies of (A) the resolutions of the Board of Directors of the Borrower approving this Amendment and the matters contemplated

2    AES – Amendment No. 2

hereby and (B) all other documents evidencing other necessary corporate action documents relating to the existence of the Loan Parties (including recent good standing certificates, to the extent applicable) and governmental or other third party approvals and consents, if any, with respect to this Amendment and the matters contemplated hereby;
(g)    each Green Facility Revolving Credit Loan Bank shall have received, at least three Business Days prior to the Amendment Effective Date, all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act;
(h)    each Green Facility Revolving Credit Bank that has requested a Note shall have received a duly executed Note of the Borrower for the account of such Green Facility Revolving Credit Bank; and
(i)    the Agent shall have received evidence satisfactory to the Agent, in the form of pro forma calculations, that the Green Revolving Credit Commitments are permitted under the terms of the Debt of the Borrower outstanding on the Amendment Effective Date.
This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.
SECTION 3.    Representations and Warranties. The Borrower represents and warrants as follows:
(a)    The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).
(b)    After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.
SECTION 4.    Reference to and Effect on the Financing Documents. (1) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.
(a)    The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as

3    AES – Amendment No. 2

modified by this Amendment. Each of Borrower and AES BVI II (i) acknowledges and agrees that (A) each Financing Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms, as amended pursuant to this Amendment and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations on the terms and conditions set forth in the Collateral Documents, and (ii) hereby ratifies the security interests granted by it pursuant to the Collateral Documents and each of Borrower and AES BVI II hereby confirms and ratifies its continuing unconditional obligations under the Financing Documents with respect to all of the Secured Obligations.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents. This Amendment shall constitute a Financing Document.
(c)    For purposes of determining withholding taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and Agent shall treat (and the Credit Parties hereby authorize the Agent to treat) each Loan and the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
SECTION 5.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
SECTION 7.    Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment
SECTION 8.    Costs and Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.
[Signature Pages Follow]

4    AES – Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
THE AES CORPORATION,
as Borrower

By:
Title:

[Signature Page]

GRANTOR:
AES INTERNATIONAL HOLDINGS II, LTD.,
as Grantor
By:
Title:

[Signature Page]

AGENTS:
CITIBANK, N.A.,
as Agent

By:
Title:
CITIBANK, N.A.,
as Collateral Agent
By:
Title:

[Signature Page]

as Bank

By:
Name:
Title:

Green Revolving Credit Loan Commitment:
:

$__________________________________

[Signature Page]
NYDOCS04/595379.6

EXHIBIT A

NYDOCS04/595379.6